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                                                                      EXHIBIT 4

NUMBER                  [JLM INDUSTRIES, INC. LOGO]              SHARES
 JLM

INCORPORATED UNDER THE LAWS                               SEE REVERSE SIDE FOR
  OF THE STATE OF DELAWARE                                CERTAIN DEFINITIONS


THIS CERTIFIES THAT                                        CUSIP 46621D 10 3








is the owner of


FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE .01 PER SHARE OF

                              JLM INDUSTRIES, INC.

(herein called the "Corporation" transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

  This Certificate is not valid unless countersigned by the Transfer Agent Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


       /s/                                           /s/
                  Secretary                                  President & CEO
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         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

       TEN COM  -- as tenants in common
       TEN ENT  -- as tenants by the entireties
       JT TEN   -- as joint tenants with right of survivorship and not
                   as tenants in common


       UNIF GIFT MIN ACT -- ______________ Custodian ______________
                                (Cust)                  (Minor)

                            under Uniform Gifts to Minors Act

                            _________________________________
                                         (State)

   Additional abbreviations may also be used though not in the above list.



    For value received, ___________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________________



                          ______________________________________________________
                  NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
                          THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.





SIGNATURE(S) GUARANTEED:

____________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.